Exhibit 99.1

August 3, 2010

To our Shareholders:

On April 29, 2010, Pacific Capital Bancorp (the “Company”) and its wholly-owned subsidiary, Pacific Capital Bank, National Association (the “Bank”), entered into an investment agreement (the “Investment Agreement”) with SB Acquisition Company LLC (“Ford”), a wholly-owned subsidiary of Ford Financial Fund, L.P., pursuant to which, subject to certain conditions, Ford will invest $500 million in cash in the Company through purchases from the Company of (1) newly issued shares of common stock, no par value, of the Company (the “Common Stock”), at a purchase price of $0.20 per share, and (2) newly issued shares of mandatorily convertible participating voting preferred stock, no par value, having a liquidation preference of $1,000 per share, of the Company (the “Convertible Preferred Stock”), at a purchase price of $1,000 per share (the “Investment”). Under the terms of the Investment Agreement, at the closing of the Investment, the Company will issue to Ford, in consideration of the $500 million investment, 225,000,000 shares of Common Stock and 455,000 shares of Convertible Preferred Stock (the “Ford Shares”). Each share of Convertible Preferred Stock will convert, subject to certain conditions and potential adjustments, into 5,000 shares of Common Stock.

In connection with the Investment, on July 26, 2010, the Company entered into a Exchange Agreement (the “Exchange Agreement”) with the United States Department of the Treasury (“Treasury”) pursuant to which, subject to certain conditions, Treasury will, substantially contemporaneously with the Investment, exchange all of the 180,634 shares of preferred stock issued by the Company under the Troubled Asset Relief Program Capital Purchase Program (the “Existing TARP Stock”) for newly created shares of mandatorily convertible preferred stock, no par value, of the Company, having a liquidation preference of $1,000 per share (the “Treasury Convertible Stock”). The number of shares of Treasury Convertible Stock issued to the Treasury will be such that the shares together have an aggregate liquidation preference equal to the aggregate liquidation preference of the Existing TARP Stock ($180,634,000) plus the amount of accrued and unpaid dividends on the Existing TARP Stock at the time of exchange (which we currently expect to be approximately $14.4 million). Each share of Treasury Convertible Stock will convert, subject to certain conditions, into 1,850 shares of Common Stock. It is currently anticipated that the Company will issue an aggregate of approximately 360.8 million shares of Common Stock to Treasury upon conversion of the Treasury Convertible Stock, assuming the conversion occurs within 30 days of the date that the Existing TARP Stock is exchanged for the Treasury Convertible Stock. A delay in the conversion past this date, or the occurrence of certain events as a result of which anti-dilution adjustments contained in the terms of the Treasury Convertible Stock would be required, may result in a greater number of shares of Common Stock being issued to Treasury in the conversion.

The law of the State of California, which applies to corporate matters involving the Company, does not require the Company to obtain the approval of the holders of its Common Stock for either of these transactions. The NASDAQ Stock Market LLC’s (“NASDAQ”) rules regarding shareholder approval provide an exception in cases where the delay involved in securing shareholder approval would seriously jeopardize the financial viability of the listed company. In accordance with Listing Rule 5635(f) providing that exception, the Audit Committee of the Company’s Board of Directors has unanimously determined that the delay necessary in securing shareholder approval prior to the issuance of the Ford Shares and Treasury Convertible Stock would seriously jeopardize the financial viability of the Company and has expressly approved the reliance by the Company on the exception under Listing Rule 5635(f). In reaching this conclusion, the Audit Committee considered various factors, including its understanding of the business, financial and regulatory condition of the Company and the Bank, the availability and viability of alternative strategies, prevailing market conditions and the reported experience of other financial institutions. The NASDAQ has accepted the Company’s application of the exception and also has granted the Company an exception to NASDAQ’s Voting Rights Rule and Policy.

Pacific Capital Bancorp

Forward Looking Statements

This letter contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these provisions. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business prospects, strategic alternatives, consummation of any capital investment or recapitalization, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, acquisition and divestiture opportunities, plans and objectives of management for future operations, and other similar forecasts and statements of expectation and statements of assumptions underlying any of the foregoing. Words such as “will likely result,” “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of these words and similar expressions are intended to identify these forward-looking statements.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the regulatory environment, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. The Company cautions you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: inability to complete the investment and recapitalization transactions contemplated by the Investment Agreement and Exchange Agreement; inability to achieve the higher minimum capital ratios that the Bank is required to maintain pursuant to the Consent Order issued by the Office of the

Comptroller of the Currency on May 11, 2010; the effect of other requirements of the Consent Order and the Written Agreement dated May 11, 2010, by and between the Company and the Federal Reserve Bank of San Francisco, and any further regulatory actions; inability to continue as a going concern; management’s ability to effectively execute the Company’s business plan; inability to raise additional capital on acceptable terms, or at all; inability to receive dividends from the Bank and to service debt and satisfy obligations as they become due; costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries, and the results of regulatory examinations or reviews; changes in capital classification; the impact of current economic conditions and the Company’s results of operations on its ability to borrow additional funds to meet its liquidity needs; local, regional, national and international economic conditions and events and the impact they may have on the Company and its customers; changes in the economy affecting real estate values; inability to attract and retain deposits; changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in the financial performance and/or condition of the Bank’s borrowers; effect of additional provision for loan losses; long-term negative trends in the Company’s market capitalization; continued listing of the Company’s common stock on NASDAQ; effects of any changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, cost of funds, securities market and monetary fluctuations; rating agency downgrades; continued volatility in the credit and equity markets and its effect on the general economy; effect of changes in laws and regulations (including laws concerning banking, taxes and securities) with which the Company and its subsidiaries must comply; and effect of changes in accounting policies and practices. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010. The Company cautions that the foregoing factors are not exclusive.

Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, whether as a result of new information, future developments or otherwise, except as may be required by law.